1 Annual Shareholder Meeting - May 2014

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

3 Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/9/14 Source: Bloomberg 26% 108% 43% 113% 245% 82% 116% 145% 202% 197% 23% 46% 41% 45% 152% 4% -24% -8% 17% 78% 113% -50% 0% 50% 100% 150% 200% 250% AHT Peer Avg 382% 500% • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHT and AHP expect to benefit from strong management capabilities Total Shareholder Return 10-Year Track Record of Outperformance

4 Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Volatility as of 5/9/2014 Source: Bloomberg • Ashford's volatility has been lower than peer average Total Shareholder Return - Volatility 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AHT Peer Avg

5 Highest Insider Ownership 18%* 14%* 4% 3% 3% 3% 3% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties

6 Real RevPAR Growing • Real RevPAR remains well below the previous peak and each recent new peak has exceeded prior cycles $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of March 2014) Average 3-mo Avg Source: Smith Travel Research

7 Source: PKF Attractive Supply/Demand Imbalance • Demand expected to exceed supply through at least 2015 -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F Y ea r- o v e r- Y ea r % Gro w th Supply Growth Demand Growth PKF Forecast

8 Historical Industry Stock Returns • Historically, attractive returns remain for investors from this point in the lodging cycle % 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO

9 • Ashford consistently beats peers in hotel EBITDA flow throughs Historical Flow-Through vs. Peers 51% 37% 53% 104% 63% 65% 49% 39% 8% 49% 41% 50% 53% 38% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 2012 2013 Ashford Portfolio Peer Average Average Annual Peer Outperformance: 2,100 bps Ashford Portfolio includes Ashford Trust & Ashford Prime Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings

10 Asset Performance – Ashford Trust 50.1% 42.8% 60.0% 69.4% 55.3% 0% 20% 40% 60% 80% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through Annual Hotel EBITDA Flow-Through 2012 2013 Q1 2013 Q1 2014 Var RevPAR $94.65 $97.14 $94.47 $101.55 7.5% Hotel Revenue $1,013,117 $1,034,819 $249,518 $264,325 5.9% Hotel EBITDA $305,719 $317,546 $74,879 $82,664 10.4% EBITDA Flow 55.3% 52.6% Revenue and EBITDA figures displayed in $000's The above table assumes for quarterly periods the 114 properties owned and included in continuing operations March 31, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 115 properties owned and included in continuing operations December 31, 2013 were owned as of the beginning of each of the periods shown

11 Ashford Inc. Growth Opportunities  Real Estate Hedged Equity Strategy Ashford Inc. Pro Forma Structure  To be spun-off as a publicly traded entity (ticker "AINC")  Asset management platform  Fee structure based on 70bps of total enterprise value plus incentive fees based on total shareholder returns vs. peer set Potential Future Platforms Select Service Debt Hotel Management Project and Construction Management Management Agreements Other Businesses or Investments

12 Annual Shareholder Meeting - May 2014